Exhibit 10.28

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”) is dated as of [•] [•], 2010, and is between NIELSEN HOLDINGS N.V., a Dutch public company with limited liability (naamloze vennootschap) (the “Company”), VALCON ACQUISITION HOLDING (LUXEMBOURG) S.A R.L. (“LuxCo”), ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V. (“AlpInvest”), BLACKSTONE CAPITAL PARTNERS (CAYMAN) V LP (“Blackstone”), CARLYLE PARTNERS IV CAYMAN, L.P. (“Carlyle”), CENTERVIEW CAPITAL GP LLC (“Centerview”), HELLMAN & FRIEDMAN CAPITAL PARTNERS V (CAYMAN), L.P. (“H&F”), KKR VNU (MILLENIUM) LIMITED (“KKR”) and THL FUND VI (ALTERNATIVE) CORP. (“THL”, together with AlpInvest, Blackstone, Carlyle, Centerview, H&F and KKR, the “Stockholders”, and individually a “Stockholder”). References to a Stockholder include all of its affiliated private equity funds, including co-invest and side-by-side entities, that hold shares of Common Stock of the Company. References to Stockholders also include transferees to whom a Stockholder transfers shares and related rights under this Agreement in accordance with Section 6.1.

WHEREAS, the Stockholders are the owners of LuxCo, which, in turn holds shares (defined below); and

WHEREAS, concurrently herewith the Company is effectuating an initial public offering of shares of common stock of the Company (the “Common Stock”), and has agreed to provide the Stockholders with the registration rights set forth in this Agreement with respect to shares held indirectly through LuxCo or any shares that the Stockholders may hold directly from time to time.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

In this Agreement:

Exchange Act means the Securities Exchange Act of 1934, as amended.

Initial Capital Interest means the aggregate sums which remain invested by a Stockholder in shares and yield free convertible preferred equity certificates of LuxCo immediately following the IPO.

IPO means the underwritten registered public offering of the Company’s Common Stock pursuant to which the Common Stock is being listed on the New York Stock Exchange.

Securities Act means the Securities Act of 1933, as amended.

shares means shares of Common Stock of the Company. References to shares held by a Stockholder shall be deemed to include both shares held directly by such Stockholder and indirectly through LuxCo. Shares held by a Stockholder the certificate for which does not bear a Securities Act restrictive legend, which shares may be resold freely without registration under the Securities Act, will not be considered shares for purposes of this Agreement.

WKSI means a well-known seasoned issuer, as defined in the SEC’s Rule 405.

ARTICLE II

DEMAND AND PIGGYBACK RIGHTS

2.1 Right to Demand a Non-Shelf Registered Offering. Upon the demand of at any time and from time to time after the expiration of the underwriter lock-up period applicable to the Company’s IPO, the Company will facilitate in the manner described in this Agreement a non-shelf registered offering of the shares, held by LuxCo or otherwise, requested by the demanding Stockholders to be included in such offering. A demand by Stockholders for a non-shelf registered offering that will result in the imposition of a lockup on the Company and the Stockholders may not be made unless the shares requested to be sold by the demanding Stockholders in such offering have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $100 million. Subject to Section 3.5 below, any demanded non-shelf registered offering may, at the Company’s option, include shares to be sold by the Company for its own account and will also include shares to be sold by Stockholders, and other holders of shares with similar rights, that exercise their related piggyback rights on a timely basis.

2.2 Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of Common Stock covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights or at the initiative of the Company), the Stockholders may exercise piggyback rights to have included in such offering shares held by them, either directly or through LuxCo. The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

2.3 Right to Demand and be Included in a Shelf Registration. Upon the demand of Stockholders holding a majority of the shares then collectively held by them, made at any time and from time to time when the Company is eligible to utilize Form S-3 or a successor form to sell shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415, the Company will facilitate in the manner described in this Agreement a shelf registration of shares held by them, either directly or through LuxCo. Any shelf registration filed by the Company covering shares (whether pursuant to a Stockholder demand or at the initiative of the Company) will cover shares held by each of the Stockholders (regardless of whether they demanded the filing of such shelf or not) up to an equivalent percentage of their original respective holdings as may be agreed upon by the demanding Stockholders. If at the time of such request the Company is a WKSI, such shelf registration would, at the request of such majority Stockholders, cover an unspecified number of shares to be sold by the Company and the Stockholders.

2.4 Demand and Piggyback Rights for Shelf Takedowns. Upon the demand of one or more Stockholders (other than Centerview) made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of shares off of an effective shelf registration statement. In connection with any underwritten shelf takedown (whether pursuant to the exercise of such demand rights or at the initiative of the Company), the Stockholders may exercise piggyback rights to have included in such takedown shares held by them that are registered on such shelf. Notwithstanding the foregoing, Stockholders may not demand a shelf takedown for an offering that will result in the imposition of a lockup on the Company and the Stockholders or LuxCo unless the shares requested to be sold by the demanding Stockholders in such takedown have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $100 million.

2.5 Right to Reload a Shelf. Upon the written request of a Stockholder (other than Centerview), the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of shares previously taken down off of such shelf and not yet “reloaded” onto such shelf. The Stockholders and the Company will consult and coordinate with each other in order to accomplish such replenishments from time to time in a sensible manner.

2.6 Limitations on Demand and Piggyback Rights.

(a) Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable lockup arrangements, and such demand must be deferred until such lockup arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued. After an underwritten offering demanded by a Stockholder, such Stockholder may not make another demand for an underwritten offering prior to 60 days after the expiration of the lockup applicable to its prior demanded offering unless another Stockholder not subject to a similar demand restriction joins in the demand. Notwithstanding anything in this Agreement to the contrary, the Stockholders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, (ii) where the shares are not being sold for cash or (iii) where the offering is a bona fide offering of securities other than shares, even if such securities are convertible into or exchangeable or exercisable for shares.

(b) The Company may postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement for a reasonable “blackout period” not in excess of 90 days if the board of directors of the Company determines that such registration or offering could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company; provided that the Company shall not postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement pursuant to this Section 2.6(b) more than once in any 360 day period. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of other non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed.

ARTICLE III

NOTICES, CUTBACKS AND OTHER MATTERS

3.1 Notifications Regarding Registration Statement. Prior to exercising demand rights for a registration statement, the Stockholders will consult with each other in this regard. In order for one or more Stockholders to exercise their right to demand that a registration statement be filed, they must so notify the Company in writing indicating the number of shares sought to be registered and the proposed plan of distribution. The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of its pursuit of any registration, whether pursuant to a Stockholder demand or otherwise, with respect to which a piggyback opportunity is available. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions.

3.2 Notifications Regarding Registration Piggyback Rights. Any Stockholder wishing to exercise its piggyback rights with respect to a non-shelf registration statement must notify the Company and the other Stockholders of the number of shares it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur. No such notice is required in connection with a shelf registration statement, as shares held by all Stockholders will be included up to the applicable percentage.

3.3 Notifications Regarding Demanded Underwritten Takedowns.

(a) Prior to exercising their demand rights for an underwritten takedown of shares off of a shelf registration statement, the Stockholders will consult with each other in this regard. The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Stockholders be notified by the Company of an anticipated underwritten takedown (whether pursuant to a demand made by other Stockholders or made at the Company’s own initiative) no later than 5:00 pm, New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs.

(b) Any Stockholder wishing to exercise its piggyback rights with respect to an underwritten shelf takedown must notify the Company and the other Stockholders of the number of shares it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c) Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

3.4 Plan of Distribution, Underwriters and Counsel. If a majority of the shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown are being sold by the Company for its own account, the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, Stockholders holding a majority of the shares requested to be included in such offering will be entitled to determine the plan of distribution and select the managing underwriters, and such majority will also be entitled to select counsel for the selling Stockholders (which may be the same as counsel for the Company). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect or resales by transferee Stockholders.

3.5 Cutbacks. If the managing underwriters advise the Company and the selling Stockholders that, in their opinion, the number of shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the shares being offered, such offering will include only the number of shares that the underwriters advise can be sold in such offering.

(a) In the case of a registered offering upon the demand of one or more Stockholders, the selling Stockholders (including those Stockholders exercising piggyback rights pursuant to Section 2.2) collectively will have first priority and will be subject to cutback pro rata (i) first, based on the Initial Capital Interest of each such selling Stockholder (up to the number of shares initially requested by them to be included in such offering) and (ii) second, to the extent of any remaining capacity, with respect to each selling Stockholder who has been cutback (each selling Stockholder so cutback pursuant to clause (i) of Section 3.5(a) or Section 3.5(b), a “Cutback Stockholder”), a number of shares equal to (A) the remaining capacity of shares (up to the difference between the aggregate number of shares initially requested by all Cutback Stockholders to be included in such offering and the aggregate number of shares allocated to such Cutback Stockholders (such difference, the “Remaining Demanded Shares”)), multiplied by (B) a fraction equal to (x) the difference between the number of shares initially requested by such Cutback Stockholder to be included in such offering and the number of shares allocated to such Cutback Stockholder pursuant to clause (i) of this Section 3.5(a), divided by (y) the Remaining Demanded Shares, without distinguishing between selling Stockholders based on who made the demand for such offering. To the extent of any remaining capacity, all other stockholders having similar registration rights will have second priority and will be subject to cutback pro rata based on the number of shares initially requested by them to be included in such offering. To the extent of any remaining capacity, the Company will have third priority. Except as contemplated by Section 6.1(b) and the immediately preceding three sentences, other selling stockholders (other than transferees to whom a Stockholder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Stockholders holding a majority of the shares being sold in such offering.

(b) In the case of a registered offering upon the initiative of the Company, the Company will have first priority. To the extent of any remaining capacity, the selling Stockholders as a group, on the one hand, and all other stockholders having similar registration rights as a group, on the other hand, will be subject to cutback pro rata based on the number of shares initially requested by such group to be included in such offering. The selling Stockholders will be subject to cutback pro rata (i) first, based on the Initial Capital Interest of each such selling Stockholder (up to the number of shares initially requested by them to be included in such offering) and (ii) second, to the extent any shares allocated to the selling Stockholders as a group remain, with respect to each Cutback Stockholder, a number of shares equal to (A) the remaining number of shares allocated to the selling Stockholders as a group, multiplied by (B) a fraction equal to (x) the difference between the number of shares initially requested by such Cutback Stockholder to be included in such offering and the number of shares allocated to such Cutback Stockholder pursuant to clause (i) of this Section 3.5(b), divided by (y) the Remaining Demanded Shares. Except as contemplated by Section 6.1(b) and the immediately preceding sentence, other stockholders (other than transferees to whom a Stockholder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Stockholders holding a majority of the shares being sold in such offering.

3.6 Withdrawals. Even if shares held by a Stockholder have been part of a registered underwritten offering, such Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account.

3.7 Lockups. In connection with any underwritten offering of shares, the Company, LuxCo and each Stockholder will agree (in the case of Stockholders and LuxCo, with respect to shares respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply, and continue to apply, in like manner to all of them) that are agreed to (a) by the Company, if a majority of the shares being sold in such offering are being sold for its account, or (b) by Stockholders holding a majority of shares being sold by all Stockholders, if a majority of the shares being sold in such offering are being sold by Stockholders, as applicable.

3.8 Expenses. All expenses incurred in connection with any registration statement or registered offering covering shares held by Stockholders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel (including the fees and disbursements of outside counsel for Stockholders) and of the independent certified public accountants, and the expense of qualifying such shares under state blue sky laws, will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to shares sold for the account of a Stockholder will be borne by such Stockholder.

3.9 Holdback.

(a) Stockholder Holdback. In the event of any public offering that is underwritten, LuxCo (and, if any Stockholder holds shares directly, such Stockholder) agrees not to transfer any shares or effect or request any public offering of any shares directly held by such Stockholder (or held on its behalf by LuxCo) or any option, warrant or other right to acquire shares other than (x) as part of such underwritten public offering or (y) pursuant to a tender of shares in any public tender or exchange offer for all of the shares (subject to the other provisions of this Agreement and Article 10 of the LuxCo Shareholders’ Agreement), for a period commencing on the date that the underwritten public offering has been requested under Article II or resolved by the board of directors of the Company in the case of a primary offering and continuing for such period of time as the managing underwriters shall require, which, in any event, shall not exceed 90 days after the date of the first sale of securities under the approved or effective applicable offering document, provided that, notwithstanding the foregoing,

(1) in the event that the Company and the managing underwriters agree to release any shares of any Stockholder from the foregoing restriction or from any similar restriction in another arrangement, the shares of the other Stockholders shall be released from the foregoing restriction on a pro rata basis (based upon the percentage equal to the number of shares of such Stockholder that are released divided by the total number of shares then held by (or on behalf of) such Stockholder);

(2) the foregoing restriction shall not apply in respect of any public offering relating solely to shares held by (or on behalf of) management or other employees of the Company and its direct and indirect subsidiaries from time to time including (i) an offering on a registration statement on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes and (ii) a registration statement with respect to corporate reorganizations under Rule 145 of the Securities Act or any similar rule or successor rule promulgated for similar purposes; and

(3) the foregoing restriction shall not restrict any Stockholder or its affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its or such affiliate’s business.

(b) Any agreement entered into after the date of this Agreement pursuant to which LuxCo or the Company or its direct and indirect subsidiaries from time to time grants rights to any third party (other than the underwriters of any public offering) similar to the rights contained in this Section 3.9 shall contain a provision under which such third party agrees to holdback restrictions no less restrictive than the foregoing holdback restrictions applicable to the Stockholders.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

4.1 General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of shares on behalf of Stockholders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article IV.

4.2 Registration Statements. In connection with each registration statement that is demanded by Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a) prepare and file with the SEC a registration statement covering the applicable shares, (ii) file amendments thereto as warranted, (iii) seek the effectiveness thereof, and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Stockholders and as reasonably necessary in order to permit the offer and sale of the such shares in accordance with the applicable plan of distribution;

(b) (1) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Stockholders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Stockholders or any underwriter available for discussion of such documents;

(2) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Stockholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Stockholders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(c) cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each Stockholder promptly, and, if requested by such Stockholder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e) furnish counsel for each underwriter, if any, and for the Stockholders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f) otherwise comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(g) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

4.3 Non-Shelf Registered Offerings and Shelf Takedowns. In connection with any non-shelf registered offering or shelf takedown that is demanded by Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a) cooperate with the selling Stockholders shares and the sole underwriter or managing underwriter of an underwritten offering shares, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering of shares, if any, may reasonably request at least five days prior to any sale of such shares;

(b) furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the shares; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(c) (i) use all reasonable efforts to register or qualify the shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding shares covered by a registration statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to consummate the disposition in each such jurisdiction of such shares owned by such Stockholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such jurisdiction;

(d) cause all shares being sold to be qualified for inclusion in or listed on The New York Stock Exchange or any other U.S. securities exchange on which shares issued by the Company are then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of shares, if any;

(e) cooperate and assist in any filings required to be made with Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f) use all reasonable efforts to facilitate the distribution and sale of any shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Stockholders or the lead managing underwriter of an underwritten offering; and

(g) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such shares and in connection therewith:

1. make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

2. obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Stockholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Stockholders and underwriters;

3. obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

4. to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Stockholders providing for, among other things, the appointment of such representative as agent for the selling Stockholders for the purpose of soliciting purchases of shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

4.4 Due Diligence. In connection with each registration and offering of shares to be sold by Stockholders, the Company will, in accordance with customary practice, make available for inspection by representatives of the Stockholders and underwriters and any counsel or accountant retained by such Stockholder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise.

4.5 Information from Stockholders. Each Stockholder that holds shares covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement, the ownership of shares by such Stockholder and the proposed distribution by such Stockholder of such shares as the Company may from time to time reasonably request in writing.

ARTICLE V

INDEMNIFICATION

5.1 Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of shares held by Stockholders, the Company will hold harmless Stockholders and each underwriter of such securities and each other person, if any, who controls any Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Stockholders or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse Stockholders and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Stockholder or its underwriters or controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by Stockholders or such underwriter specifically for use in the preparation thereof.

5.2 Indemnification by Stockholders. Each Stockholder will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any person who controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Stockholder specifically regarding such Stockholder for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to compliance by Stockholders with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement.

5.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a resulting claim is to be made or may be made against and indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

5.4 Contribution. If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4.

Notwithstanding the provisions of this Section 5.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

6.1 Transfer of Rights.

(a) To the extent the shares are permitted to be transferred under the Shareholders Agreement among the Stockholders and LuxCo (the “LuxCo Shareholders’ Agreement”), any Stockholder may transfer all or any portion of its rights under this Agreement to any transferee of shares held by such Stockholder, other than pursuant to a Brokered Exchange Transaction (as such term is defined in the LuxCo Shareholders’ Agreement). Any such transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Stockholder stating the name and address of any transferee and identifying the number of shares with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement from such Stockholder to be bound by the terms of this Agreement. However, if such transferees are receiving shares through an in-kind distribution with an ability to resale shares off of a shelf registration statement, no such written agreement is required, and such in-kind transferees will, as transferee Stockholders, be entitled as third party beneficiaries to the rights under this Agreement so transferred. In that regard, in-kind transferees will not be given demand or piggyback rights; rather, their means of registered resale will be limited to sales off a shelf with respect to which no special actions are required by the Company or the other Stockholders. The Company and the transferring Stockholder will notify the other Stockholders as to who the transferees are and the nature of the rights so transferred.

(b) In the event the Company engages in a merger or consolidation in which the shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Stockholders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless Stockholders then holding a majority of the shares otherwise agree, use its best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

6.2 Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of any Stockholder shall have any personal liability for performance of any obligation of such Stockholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Stockholder.

6.3 Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Stockholder, make publicly available such information) and it will take such further action as any Stockholder may reasonably request, so as to enable such Stockholder or LuxCo to sell shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

6.4 In-Kind Distributions. If LuxCo or any Stockholder seeks to effectuate an in-kind distribution of all or part of its shares to its direct or indirect equityholders in accordance with the terms of the LuxCo Shareholders’ Agreement, the Company will, subject to applicable lockups, work with such Stockholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder.

ARTICLE VII

MISCELLANEOUS

7.1 Notices. All notices, Requests, demands and other communications required or permitted hereunder shall be made in writing as described in the Amended and Restated Shareholders’ Agreement regarding the Company, among AlpInvest, Blackstone, Carlyle, Centerview, Hellman & Friedman, KKR, Thomas H. Lee Partners, LuxCo, the Company, Valcon Acquisition B.V. and The Nielsen Company B.V. dated [•] [•], 2010.

7.2 Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.4 Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

7.5 Amendments; Termination. This Agreement may be amended only by an instrument in writing executed by the Company and Stockholders holding a majority of the shares collectively held by them. Any such amendment will apply to all Stockholders equally, without distinguishing between them. This Agreement will terminate as to any Stockholder when it no longer holds any shares. This Agreement will no longer be applicable to shares that are registered in a public offering on The New York Stock Exchange or any other U.S. securities exchange on which shares issued by the Company are then so qualified or listed or are sold pursuant to a Brokered Exchange Transaction.

7.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares of Common Stock granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

7.7 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

7.8 Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

So agreed:

NIELSEN HOLDINGS N.V.

By:
Name:
Title:

VALCON ACQUISITION HOLDING (LUXEMBOURG) S.A R.L.

By:
Name:
Title:

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V LP

By:
Name:
Title:

CARLYLE PARTNERS IV CAYMAN, L.P.

By:
Name:
Title:

CENTERVIEW CAPITAL GP LLC

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL PARTNERS V (CAYMAN), L.P.

By:
Name:
Title:

KKR VNU (MILLENIUM) LIMITED

By:
Name:
Title:

THL FUND VI (ALTERNATIVE) CORP.

By:
Name:
Title: